Earnings Conference Call • 2 nd Quarter 2009 July 24, 2009 EXHIBIT 99.2

Forward-Looking Statements
This presentation includes forward-looking  statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking  statements include those discussed  herein as well as those discussed  in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s  Discussion and Analysis
of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2009 Quarterly Report on Form
10-Q (to be filed on July 24, 2009) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b)
Part I, Financial  Information, ITEM 1. Financial Statements: Note 14 and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon
Corporation, Commonwealth  Edison Company, PECO Energy Company and Exelon Generation
Company,  LLC (Companies). Readers are cautioned  not to place undue reliance on these forward-looking  statements, which apply only as of the date of this presentation. None of the
Companies undertakes  any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances  after the date of this presentation.
This presentation  includes references  to adjusted (non-GAAP) operating earnings  and non-
GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying  operational  results  of the Companies.  Please refer to the attachments to the earnings  release and the appendix to this presentation for a reconciliation  of adjusted (non-GAAP) operating  earnings  to GAAP earnings.  Please refer to the footnotes of the following slides for a reconciliation non-GAAP cash flows to GAAP cash flows.

Carbon
Cost
Reductions
PA
Procurement
Nuclear
Uprates
- Lowest carbon intensity in the sector - $1.1 billion
(2)
and growing annual upside to
Exelon revenues from implementation of Waxman-Markey legislation
- Developing business plan for transmission company to improve reliability, reduce congestion, mitigate oversupply and allow our Midwest fleet to maintain its baseload value
- $350 million in announced O&M reductions for 2010, more than half of which is sustainable
- 1,300 MW - 1,500 MW in Exelon nuclear uprates by 2017, the equivalent of a new nuclear plant at roughly ½ the cost of new build and no incremental operating costs
- $101.30/MWh
(1)
result in June PECO power procurement suggests higher
margins at Exelon Generation in 2011 and beyond
- ComEd and PECO plan to make up to $1 billion in investments to build smart grid infrastructure over the coming years, providing for a regulated return on investment
(1)    Reflects retail price including line losses and gross receipts tax
(2)    Assumes $15/tonne carbon pricing.
Exelon’s Long-Term Growth Proposition
Remains the Best in the Industry
Transmission
Smart Grid

Key Financial Messages
Q2 operating results of $1.03/share driven by:
Exceptional nuclear operations – 93.9% capacity factor
Increased electric distribution rates at ComEd effective September 2008 and gas distribution revenues at PECO effective January 2009
Reduction in O&M expenses of over $50 million in second quarter reflecting the impact of
Exelon’s cost management initiatives
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
95-98% of 2009 expected generation hedged
(1)
On track to keep 2009 operating O&M
(2)
costs flat to 2008 at $4.5 billion
Well-positioned for continued financial strength going forward
Strong cash flow from operations
(3)
– forecasted at $5.4 billion for 2009, an increase of
$700 million over original guidance assumptions
Committed to an additional $350 million reduction in operating O&M
(2)
expense in 2010, a
nearly 3.5% decline from 2009 levels
(4)
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of June 30, 2009.
(2) Operating O&M excludes Decommissioning impact. ComEd and PECO operating O&M excludes energy efficiency spend recoverable under a rider.
(3) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
(4) Exelon projects a nearly 3.5% decrease in year-over-year O&M spending, from approximately $4.5 billion in 2009 to $4.35 billion in 2010. These reductions represent over $350 million of O&M savings in 2010, as Exelon anticipated a 4% increase in O&M absent these actions.
Note: Information contained on this slide is rounded.

$1.01
$0.09
$0.82
$0.11
$0.05
$0.13
2008 2009
Operating EPS
$1.74
$0.23
$1.74
$0.28
$0.12
$0.31
2008 2009
HoldCo/Other
ExGen
PECO
ComEd
2
nd
Quarter (Q2)
(1)
As expected, second quarter results were driven by higher quarter-over-quarter earnings at
ComEd and PECO, offset by lower operating earnings at Exelon Generation
(1)  Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
$1.13 $0.99
GAAP EPS
Year-to-Date (YTD)
(1)
$2.24
$2.06
$2.01 $2.07
$1.03
$1.13

Exelon Generation
Operating EPS Contribution
2009
2008
Key Drivers – Q2 ’09 vs. Q2 ’08
(1)
‘08 Proprietary trading gains:
($0.07)
‘08 Uranium contract settlement:
($0.04)
Unfavorable portfolio/market
conditions:
($0.02)
Higher nuclear fuel costs:
($0.02)
Higher O&M primarily due to pension
and OPEB expense and inflation
partially offset by cost savings
initiatives:
($0.01)
Income taxes:
($0.01)
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS
(2) Outage days exclude Salem.
57 40 Refueling
21 3 Non-refueling
Q2 2009 Q2 2008 Outage Days
(2)
2Q YTD
$1.01
$0.82
$1.74
$1.74

Key Drivers – Q2 ’09 vs. Q2 ’08
(1)
Higher electric distribution rates:
+$0.06
Lower O&M due to cost savings
initiatives and decreased storm costs
partially offset by higher pension and
OPEB expense and inflation:
$0.02
Reduced load:
($0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS
2009
2008
2Q YTD
$0.05
$0.13
$0.31
$0.12

PECO Operating EPS Contribution
Key Drivers – Q2 ’09 vs. Q2 ’08
(1)
Lower bad debt expense:
+$0.05
Higher distribution revenues
(2)
:
+$0.03
Competitive Transition Charge (CTC)
amortization:
($0.02)
Reduced load:
($0.02)
Weather:
($0.02)
2009
2008
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS
(2) Includes the impact of higher gas distribution rates effective January 2009 of $0.01.
2Q YTD
$0.09
$0.11
$0.28
$0.23

ComEd Load Trends
Weather-Normalized Load
Customer Usage by Revenue Class
Key Economic Indicators
Top 380 Customer Usage by Segment
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
Chicago U.S.
Unemployment rate (1) 10.6%   9.5%
Q2 2009 annualized growth in
gross domestic/metro product (2) (3.5)%           (1.8)%
4/09 Home price index (3) (18.7)%          (18.1)%
(1)  Source: Illinois Dept. of Employment Security and U.S. Dept. of Labor
(July 2009 reports)
(2) Source: Moody’s Economy.com
(3) Source: S&P Case-Shiller Index
(4) Adjusted for leap year impact
(5) Not adjusted for leap year impact
Q1 2009 (4) Q2 2009     2009E (5)
Customer Growth (0.2)% (0.4)%       (0.4)%
Average Use-Per-Customer (1.0)% (0.9)% (1.0)%
Total Residential (1.2)% (1.3)%       (1.4)%
Small C&I (1.3)% (3.7)%       (2.0)%
Large C&I (5.3)% (7.5)%       (5.9)%
All Customer Classes (2.5)% (4.1)%       (3.0)%
Note: C&I = Commercial & Industrial

PECO Load Trends
Other
2%
Other Large
C&I
21%
150 Large
C&I
21%
Small C&I
22%
Residential
34%
Weather-Normalized Electric Load
Q1 2009 (3) Q2 2009    2009E (4)
Customer Growth 0.1% (0.3)% 0.1%
Average Use-Per-Customer 0.1% (1.7)% (0.5)%
Total Residential 0.2%           (2.0)% (0.4)%
Small C&I 0.0%           (0.7)% (1.1)%
Large C&I (3.3)%           (4.0)%      (3.5)%
All Customer Classes (1.1)%           (2.6)% (1.8)%
Customer Usage by Revenue Class
Philadelphia U.S.
Unemployment rate (1) 8.4%                   9.5%
Q2 2009 annualized growth in
gross domestic/metro product (2) (2.8)%                (1.8)%
Key Economic Indicators
Top 150 Customer Usage by Segment
18% Health & Educational Services
19% Manufacturing
21% Petroleum
3% Retail Trade
4% Other
9% Transportation, Communication
& Utilities
13% Finance, Insurance & Real
Estate
13% Pharmaceuticals
(1)  Source: Moody's Economy.com (June 2009) and U.S Dept. of Labor (July
2009)
(2)  Source: Moody’s Economy.com
(3)  Adjusted for leap year impact
(4)  Not adjusted for leap year impact

(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products and options as of June 30, 2009.
(2) Percent of expected generation hedged represents how many equivalent MW have been hedged at forward market prices as of June 30, 2009; all hedge products used are converted to an equivalent average MW volume and the calculation considers whether hedges are power sales or financial products.
Hedging Update
The primary objective of Exelon’s hedging program is to manage market risks and protect the value of our generation and our investment-grade balance sheet while preserving our ability to participate in improving long-term market fundamentals
• We typically follow a 36-month ratable
hedging program.
• As we execute our hedging program, our
percent of expected generation hedged
increases and our potential range of
earnings outcomes narrows as we move
closer to the delivery year
2009 2010 2011
Percentage of Expected
Generation Hedged
(2)
95-98% 87-90% 59-62%
Midwest 96-99 87-90 63-66
Mid-Atlantic 95-98 91-94 56-59
South 90-93 68-71 34-37
• For 2011, we are above our targeted
hedge ratio primarily due to additional
natural gas and power put options within
the portfolio.
• Put options allow us to reduce market risk
while preserving upside potential
95% case
5% case
$6,700
$6,500
$6,100
$6,700
$6,100
$8,400
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011

2009 Operating Earnings Guidance
2009E 2008A
$0.49
$3.46
$4.20
ComEd
PECO
Exelon
Generation
ComEd distribution revenue
PECO gas revenue
O&M and other
Pension/OPEB
Inflation
Cost reduction initiatives
Bad debt expense
Nuclear fuel costs
Depreciation and amortization
PECO CTC
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.33
Exelon
$4.00 - $4.30
(1)
$0.45 - $0.55
$0.45 - $0.55
$3.10 - $3.35
(1) Adjusted (non-GAAP) Operating Earnings Guidance. Excludes the earnings impact of certain items as disclosed in the Appendix.
Note: A = Actual; E = Estimate
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
(1)
–
expect third quarter 2009 results between $0.90 to $1.00/share

Cost Management
Exelon remains committed to holding 2009 O&M spending flat to 2008, which includes realizing
$150 million of cost savings this year
• Year-to-date Exelon has realized $68 million of cost savings across the company, or 45% of our 2009 commitment
• 100% of our remaining 2009 commitment has been identified
Exelon also announced spending cuts which will save $350 million in 2010 from original planning assumptions, resulting in a nearly 3.5% reduction in total spending from 2009 levels
(1)
• Clearly defining our governance and oversight structure and streamlining corporate functions will result in the elimination of 400 positions across Exelon. Separately, and continuing its efforts to enhance operating efficiencies, ComEd will eliminate 100 management level positions
• Additional costs savings will be achieved through changes to the company’s compensation program and other reductions in spending across each operating company
• Exelon expects that half of the total O&M savings in 2010, or $175 million, will be sustainable
Exelon is responding to today’s challenging environment by driving productivity and cost reductions while maintaining superior operations
$4,500
$700
$1,050
$2,750
2009E
$4,350 $4,500 Exelon Consolidated
(3)
$700 $750 PECO
$1,000 $1,100 ComEd
$2,700 $2,700 Exelon Generation
2010E 2008A O&M Expense
(2)
(in millions)
(1)  Exelon projects a nearly 3.5% decrease in year-over-year O&M spending, from approximately $4.5 billion in 2009 to $4.35 billion in 2010. These reductions represent over $350 million of O&M savings in 2010, as Exelon anticipated a 4% increase in O&M absent these actions.
(2)  Reflects operating O&M data and excludes Decommissioning impact. ComEd and PECO operating O&M exclude energy efficiency spend recoverable under a rider.
(3)  Exelon Consolidated includes operating O&M expense from Holding Company.
(4)  Reflects ~$175 million increase in operating O&M expense from 2008A to 2009E due to higher pension and OPEB expense.
Note: Information contained on this slide is rounded.
(4)

14 Appendix

Dollars shown are nominal, reflecting 6% escalation, in millions.
Project plan includes off-ramps to defer or cancel as needed.
MW Recovery and Component  Upgrades are the replacement of major components in the plant that occur in the normal life cycle process – with newer  technology, replacements result in increased efficiency. Equipment includes generators, turbines, motors and transformers. MW Recovery and Component Upgrades must conform to NRC standards, but do not require additional NRC approval.
MUR (Measurement Uncertainty Recapture). Through the use of advanced techniques and more precise instrumentation, reactor power can be more accurately calculated. These uprates achieve up to 1.7 percent additional output. MUR uprates require NRC approval.
EPU (Extended Power Uprate). Through a combination of more sophisticated analysis and upgrades to plant equipment, uprates can be obtained for as much as 20 percent of original licensed power level. EPU uprates require NRC approval.
Exelon Nuclear Uprate Plan
Year Uprates Become Operational
• Incremental 1,300 – 1,500 MWs of nuclear uprates are safe, economical and proven methods to improve efficiency and output
• Exelon has substantial experience managing successful uprate projects with 1,100 MWs of increased nuclear capacity over the past 10 years
• Exelon’s $2,200 – 2,500 / kW overnight cost for its uprate projects is better value than the cost for a nuclear new build that has been estimated as high as $4,500 / kW (2007 dollars)
Exelon’s Uprate Plan
(2)
EPUs
(5)
MURs
(4)
MW Recovery and
Component Upgrades
(3)
Maximum
Potential MWs
0
200
400
600
800
1000
1200
1400
1600
1999-
2008
2009 2010 2011 2012 2013 2014 2015 2016 2017 2009-
2017
1,100 MWs
1,300 – 1,500  MW
Average Overnight Cost
Estimate: $2,200 - 2,500/KW
Planned Capital
Spend
(1)
($ millions)
$150 2017
$625 2013
$675 2012
$550 2011
$350 2010
$725 2015
$725 2014
$400 2016
$4,425
2008 -
2017
$225
2008 -
2009
Note: Information contained on this slide is rounded.
(1)
(2)
(3)
(5)
(4)

16 16
Reliability Pricing Model Auction
PJM RPM Auction ($/MW-day)
(1)  All generation values are approximate and not inclusive of wholesale transactions.
(2)  All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  EMAAC and MAAC obligation consists of load obligations from PECO. PECO PPA expires December 2010.
(4) RTO obligation represents the remainder of the ComEd auction load that ends in May 2010.
(5) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
Exelon Generation Participation within PJM Reliability Pricing Model
(1)
2009/2010 2010/2011 2011/2012 2012/2013
in MW Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Capacity (2)
RTO 12,800 3,800 - 4,100 (4) 12,800 23,200 12,100
EMAAC 9,800 9,300 - 9,400 (3) 9,500
MAAC + APS 1,500
MAAC 11,100 9,300 - 9,400 (3) 1,500
40.80
197.67
148.80
111.92
191.32 191.32
102.04
174.29
174.29
110.00
110.00
110.00
133.37
139.73
16.46
RTO Eastern MAAC         MAAC + APS MAAC
2007/2008
2008/2009
2009/2010
2010/2011
2011/2012
2012-2013
(5)
Note: Information contained on this slide is rounded.

Illinois Power Agency RFP Procurement
• On May 1, 2009, the Illinois Commerce Commission approved the bids from the RFP
Procurement held on April 29, 2009, for the remaining ComEd 2009-2010 load (~29% of the total) and a portion of its 2010-2011 load (~8% of the total)
– Contracts were awarded to 10 successful bidders
– $33.23 average ATC price for 2009-2010 planning year, in addition to:
• Financial Swap price (ATC baseload energy only) of $49.04 for June 2009 – December 2009 and $50.15 for
January 2010 – May 2010,
• Auction clearing price of $63.33
(1)
(fixed price contract, which includes energy, ancillary, load shape, etc.)
NOTE: Chart is for illustrative purposes only.  Information on this slide is rounded
Jun
2007
Jun
2008
Jun
2009
Jun
2010
Jun
2011
Jun
2012
Jun
2013
Future Procurement by
Illinois Power Agency
Auction
Contracts
Financial
Swap
4/09
RFP
2010
2010
2011 2012
2011
Volumes secured in 2009 IPA
Procurement Event (GWh)
Off-Peak Peak Contract Period
2,461
7,673
983 June 2010 – May 2011
5,712 June 2009 – May 2010
The procurement event included monthly peak and
off-peak standard wholesale block energy products
(in 50 MW blocks) to be delivered to NiHub
4/09
RFP
3/08
RFP
Next RFP to be held in Spring 2010
(1) CPP B -41-Month Auction Product for period Jan. 1, 2007 – May 31, 2010.

PECO Procurement Results
With a successful residential procurement in June, PECO has made progress toward purchasing the power needed to serve customers beginning in 2011
On June 17, 2009, the PAPUC approved the bids from the RFP held on June 15, 2009, which included 21% of PECO’s residential default service load for 2011 and a portion of its load obligation for 2012 and 2013
Contracts were awarded to two bidders out of eleven total bidders
RFP for full requirements
(1)
resulted in average wholesale price of $88.61($/MWh)
Based on the results of its initial RFP, PECO estimates the average residential bill would increase by 9%
beginning Jan.1, 2011
(1) Full requirements product includes load following energy, capacity, ancillary transmission services and Alternative Energy Portfolio Standard requirements.
(2) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
Residential
23% of planned full requirements
contracts (17 and 29-mo terms)
40MW of baseload (24x7) energy
block products (12-mo duration)
Small Commercial
24% of planned full requirements
contracts (17-mo term)
Medium Commercial & Industrial
16% of planned full requirements
contracts (17-mo term)
85% full requirements
15% full requirements spot
Medium Commercial &
Industrial
(peak demand >100 kW
but <= 500 kW)
100% full requirements spot Large Commercial &
Industrial
(peak demand >500 kW)
90% full requirements
10% full requirements spot
75% full requirements
20% energy block
5% energy only spot
Products
Small Commercial
(peak demand <100 kW)
Residential
Customer Class
Residential
26% of planned full requirements
contracts
• 17 month (Jan 2011 – May 2012)
• 29 month (Jan 2011- May 2013)
40MW of baseload (24x7) energy
block products
• 12 month (Jan 2011- Dec 2011)
PECO Procurement Plan
(2)
Fall 2009 RFP Spring 2009 RFP

5.03 5.03
0.51 0.51
6.26
2.57
10.13
PECO Average Residential Electric Rates
(1) Average of PECO’s residential rates
(2) Provided for illustration only.  Only represents 21% of PECO’s residential procurement for 2011.
(3) Average wholesale price for full requirements products.
2011 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
14.37¢ (1) Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~9%
15.67¢
Assumptions
Illustrative Rate Increase Based on
Average PECO Residential Full-
Requirements Procurement Results
(2)
• 2011 illustrative residential rate based on
Spring 2009 RFP full requirements
product prices
• 2011 default service residential rate will
reflect associated full requirements costs,
block energy costs, and spot market
purchases, all of which will be acquired
through multiple procurements
• Rates will vary by customer class
• Retail rate components include line losses
and gross receipts taxes
Residential
Spring 2009 $88.61 / MWH
PECO Procurement Results
(3)
Impact of Spring 2009 Procurement

$0
$20
$40
$60
$80
$100
$120
PA Gross Receipts Tax (5.90%)
Distribution Losses (7.35%)
Full Requirements Cost
PJM Whub ATC Forward Energy Price
Average PECO Full Requirements
Residential Price
$101.30/MWh
(2)
$31.00 - $32.00
$56.00 - $57.00
Full Requirements Costs ($/MWh) Average Full-Requirements
Retail Sales Price
(1)
Load Shape &
Ancillary Services
$9.00
Capacity
$12.00
Transmission &
Congestion
$8.00 - $9.00
Renewable
Energy
Credits
$1.00
Migration &
Volumetric
Risk & Other
$1.00
~$7.00
~$6.00
(1)   Term of sale is January 1, 2011 to May 31, 2013.
(2) On June 17, 2009 Generation disclosed an estimated retail price of $100-102/MWh. On July 15, 2009 PECO disclosed an average full-requirements retail sales price of $101.30/MWh for its Spring 2009 RFP (i.e., inclusive of Pennsylvania Gross Receipts Tax and adjustment for PECO distribution losses, but not Network Transmission Service).
(3)    On July 15, 2009 the Independent Evaluator (NERA) announced an average wholesale winning bid price of $88.61/MWh for PECO’s Spring 2009 RFP (reflecting residential full-
requirements products only with delivery beginning January 1, 2011).
(1)   Term of sale is January 1, 2011 to May 31, 2013.
(2) On June 17, 2009 Generation disclosed an estimated retail price of $100-102/MWh. On July 15, 2009 PECO disclosed an average full-requirements retail sales price of $101.30/MWh for its Spring 2009 RFP (i.e., inclusive of Pennsylvania Gross Receipts Tax and adjustment for PECO distribution losses, but not Network Transmission Service).
(3)    On July 15, 2009 the Independent Evaluator (NERA) announced an average wholesale winning bid price of $88.61/MWh for PECO’s Spring 2009 RFP (reflecting residential full-
requirements products only with delivery beginning January 1, 2011).
Average
Wholesale
Energy Price (3)
$88.61

Q2 07 Q2 08 Q2 09
ComEd and PECO Accounts Receivable
>60 days
31-60 days
0-30 days
ComEd Accounts
Receivable
(1)
Through the second quarter of 2009, ComEd has experienced only slight deterioration in its accounts receivable aging; PECO has experienced some improvement
% of AR
Q2 07 Q2 08 Q2 09
PECO Accounts
Receivable
(1)
% of AR
$781M
$768M
$755M
$761M
$827M
$740M
(1)   Accounts receivable amounts include unbilled receivables and are gross of allowance for uncollectible accounts at ComEd and PECO and long-term receivables at PECO.
>60 days
31-60 days
0-30 days
Note: Information contained on this slide is rounded.

2009 Projected Sources and Uses of Cash
5,450 3,300 950 1,200 Cash Flow from Operations
(1)
(100) 0 250 (50) Other
(600) 0 (250) (50) Net Financing (excluding Dividend):
(2)
250 0 250 0 Planned Debt Issuances
(3)(4)
Net Financing (excluding Dividend):
(2)
(750) 0 (750) 0 Planned Debt Retirements
(5)
$500 $400 $50 $50 Beginning Cash Balance
(3,400) (2,050) (400) (875) Capital Expenditures
$1,950 $1,650 $350 $325 Cash Available before Dividend
(1,400) Dividend
(6)
$550 Cash Available after Dividend
Exelon
(7) ($ in Millions)
(1) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
PECO Cash Flow from Operations includes $500M for Competitive Transition Charges.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Excludes Exelon Generation and ComEd tax-exempt bonds that are backed by letters of credit (LOCs). ComEd reissued $191M of tax exempt debt in May backed by LOCs. Generation plans to remarket their bonds into a different interest rate mode and refinance with new tax-exempt bonds, both not expected to utilize credit enhancement
(4) Excludes PECO’s Accounts Receivable Agreement with Bank of Tokyo. Assumes PECO’s A/R Agreement is extended in accordance with its terms beyond September 18, 2009.
(5) Planned Debt Retirements are $17M, $721M, and $12M for ComEd, PECO, and ExGen, respectively. Includes securitized debt.
(6) Assumes 2009 Dividend of $2.10 per share. Dividends are subject to declaration by the board of directors.
(7) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
Note: Information contained on this slide is rounded.

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
(0) -- -- -- Outstanding Facility Draws
(513) (160) (10) (337) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,804 4,674 564 615 Available Capacity Under Facilities
(2)
(0) -- -- -- Outstanding Commercial Paper
$6,804 $4,674 $564 $615
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
Exelon has no commercial paper outstanding and its bank facilities are largely untapped
Available Capacity Under Bank Facilities as of July 17, 2009

Notes: Exelon and PECO metrics exclude securitization debt.  See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to
GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of July 23, 2009. On July 21, 2009,
following the termination of Exelon’s offer to acquire NRG, Fitch removed Exelon and Exelon Generation from Rating Watch Negative and assigned their rating’s outlook as stable.  On July 22, 2009, S&P removed Exelon, ComEd, PECO and Exelon Generation rating’s outlook from CreditWatch with negative  implications to stable for all entities. On July 23, 2009, Moody’s confirmed the ratings of Exelon and Exelon Generation and assigned their rating outlook as stable. Moody’s also confirmed
PECO’s long-term debt rating but changed the outlook to negative.
Projected 2009 Key Credit Measures
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa2
Baa1
Moody’s Credit
Ratings (3)
4.3x 4.3x FFO / Interest ComEd:
21% 16% FFO / Debt
42% 49% Rating Agency Debt Ratio
3.4x 3.3x FFO / Interest
PECO:
15% 12% FFO / Debt
48% 53% Rating Agency Debt Ratio
25% 47% Rating Agency Debt Ratio
128% 51% FFO / Debt
31.2x 11.2x FFO / Interest
Exelon
Generation:
50%
36%
7.4x
Without PPA &
Pension / OPEB (2)
61% Rating Agency Debt Ratio
25% FFO / Debt
6.0x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Includes debt equivalents for A/R Financings, operating lease obligations, imputed debt related to PV of PPAs, underfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Q2 GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
(0.04) - - (0.02) (0.02) 2009 severance charges
0.10 - - - 0.10 Unrealized gains related to nuclear decommissioning trust funds
(0.01) (0.01) - - - NRG acquisition costs
(0.03) - - - (0.03) 2007 Illinois electric rate settlement
(0.16) - - - (0.16) Mark-to-market adjustments from economic hedging activities
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$0.99 $(0.06) $0.11 $0.17 $0.77 Q2 2009 GAAP Earnings (Loss) Per Share
$1.03 $(0.03) $0.11 $0.13 $0.82 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2009
$1.13 - $0.09 $0.05 $0.99 Q2 2008 GAAP Earnings Per Share
$1.13 $(0.02) $0.09 $0.05 $1.01 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.07) - - - (0.07) 2007 Illinois Electric Rate Settlement
0.09 0.02 - - 0.07 Mark-to-market adjustments from economic hedging activities
(0.02) - - - (0.02) Unrealized losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2008

YTD GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
$2.01 $0.01 $0.23 $0.12 $1.65 YTD 2008 GAAP Earnings Per Share
2.06 $(0.03) $0.23 $0.12 $1.74 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.14) - - - (0.14) 2007 Illinois Electric Rate Settlement
0.17 0.04 - - 0.13 Mark-to-market adjustments from economic hedging activities
(0.08) - - - (0.08) Unrealized losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2008
(0.20) - - - (0.20) Impairment of certain generating assets
(0.04) - - (0.02) (0.02) 2009 severance charges
0.05 - - - 0.05 Unrealized gains related to nuclear decommissioning trust funds
(0.03) (0.03) - - - NRG acquisition costs
(0.06) - - - (0.06) 2007 Illinois electric rate settlement
0.01 - - - 0.01 Mark-to-market adjustments from economic hedging activities
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$2.07 $(0.14) $0.28 $0.35 $1.58 YTD 2009 GAAP Earnings (Loss) Per Share
$2.24 $(0.09) $0.28 $0.31 $1.74 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2009

2009 Earnings Outlook
• Exelon’s 2009 adjusted (non-GAAP) operating earnings
outlook excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the Clinton, Oyster Creek, and Three Mile Island nuclear plants (the former AmerGen Energy Company, LLC units)
• Any significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including
ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs incurred for employee severance related to the cost reduction program announced in
June 2009
• Certain costs associated with the proposed offer to acquire NRG Energy, Inc.
• Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
• Other unusual items
• Significant future changes to GAAP
• Operating earnings guidance assumes normal weather for the remainder of the year

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of June 30, 2009. Exelon plans to update these hedging disclosures on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

30 30
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product
types and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
• Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
• Consider market, credit, operational risk
• Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
By design, our hedging program allows us to weather short-term, adverse market conditions while positioning us to participate in long-term upside potential
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

31 31 31
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
•
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

32 32 32
2009 2010 2011
Estimated Open Gross Margin (millions)
(1,2)
$5,100 $6,000 $6,150
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.26
$29.42
$40.30
($0.09)
$6.06
$33.38
$48.64
($2.17)
$6.89
$35.12
$52.21
($0.77)
(1) Based on June 30, 2009 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.
Exelon Generation Open Gross Margin and
Reference Prices

33 33 33
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 10 refueling outages in 2009 and 2010 and 11 refueling outages in 2011 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.6%, 92.8% and 92.8% in 2009, 2010 and 2011 at Exelon-operated nuclear plants. These estimates of expected generation in 2010 and 2011 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.
2009 2010 2011
Expected Generation (GWh)
(1)
169,800 165,500 164,700
Midwest 99,600 97,700 97,700
Mid-Atlantic 57,500 58,500 58,100
South 12,700 9,300 8,900
Percentage of Expected Generation Hedged
(2)
95-98% 87-90% 59-62%
Midwest 96-99 87-90 63-66
Mid-Atlantic 95-98 91-94 56-59
South 90-93 68-71 34-37
Effective Realized Energy Price ($/MWh)
(3)
Midwest $47.00 $46.75 $45.00
Mid-Atlantic $36.25 $34.50 $62.00
ERCOT North ATC Spark Spread $5.25 $3.50 $4.75
Generation Profile

34 34 34
Gross Margin Sensitivities with Existing Hedges (millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2009
$8
$0
$6
($3)
$8
($2)
+/-$20
2010
$40
($30)
$55
($50)
$25
($20)
+/-$50
2011
$280
($240)
$205
($195)
$170
($165)
+/-$55
(1) Based on June 30, 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant.
Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)

35 35 35
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of June 30, 2009.
95% case
5% case
$6,700
$6,500
$6,100
$6,700
$6,100
$8,400
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011

36 36 36
Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.10 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,600GWh * 97% *
($47.00/MWh-$29.42/MWh)
= $1.70 billion
57,500GWh * 96% *
($36.25/MWh-$40.30/MWh)
= ($0.22 billion)
12,700GWh * 91% *
($5.25/MWh-($0.09)/MWh)
= $0.06 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.10 billion
MTM value of energy hedges:              $1.70 billion + ($0.22 billion) + $0.06 billion
Estimated hedged gross margin:          $6.64 billion
Illustrative Example
of Modeling Exelon Generation 2009 Gross Margin (with Existing Hedges)

37 37

70
80
90
100
110
120
130
140
150
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
20
30
40
50
60
70
80
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
35
45
55
65
75
85
95
105
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
5.5
6.5
7.5
8.5
9.5
10.5
11.5
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
37
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010
2011
Rolling 12 months, as of July 17, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
$5.81
$6.59
2010
2011
$54.96
$65.90
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
$53.90
$59.30
$40.45
$24.48
$39.48
$22.81
$42.75
$37.43

38 38
4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
45
50
55
60
65
70
75
80
85
90
95
6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
5
6
7
8
9
10
11
7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09
38
Market Price Snapshot
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
$5.54
$6.34
$55.31
$47.77
$8.62
$8.73
$5.28
$7.10
Rolling 12 months, as of July 17, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.